EXHIBIT 10.22.1

June 28, 2002

Capital One Realty, Inc.
2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia 22042
Attention: Director of Capital Markets

Capital One Bank
c/o Capital One Services, Inc.
2980 Fairview Park Drive, Suite 1300
Falls Church, Virginia 22042
Attention: Director of Capital Markets

EACH OF THE LENDERS AND HOLDERS UNDER THE
PARTICIPATION AGREEMENT REFERENCED BELOW

Wells Fargo Bank Northwest, National Association
(formerly First Security Bank, National Association),
as Owner Trustee under the Capital One Realty Trust 1998-1
Corporate Trust Services
MAC: U1254-031
79 South Main Street, 3rd Floor
Salt Lake City, Utah 84111

     Re: Capital One Synthetic Lease Facility (CORI)

Ladies and Gentlemen:

     For the purposes of this consent letter (the “Consent Letter”), capitalized terms used but not otherwise defined herein shall have the meanings set forth in Appendix A to that certain Participation Agreement, dated as of September 3, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”) among Capital One Realty, Inc., as the Lessee and the Construction Agent, Capital One Bank, as Guarantor, Wells Fargo Bank Northwest, National Association (formerly, First Security Bank, National Association), not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as administrative agent for the Lenders and respecting the Security Documents, as the administrative agent for the Lenders and the Holders, to the extent of their interests. The rules of usage set forth in Appendix A to the Participation Agreement shall apply herein.

     Reference is hereby made to (i) the Capital One Credit Agreement, (ii) the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Capital One Credit Agreement related thereto, including specifically without limitation the defined terms contained in Section 1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants) as are incorporated by reference pursuant to Section 28.1 of the Lease Agreement, and (iii) to that certain Amendment No. 2 to the Capital One Credit Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit A (the “Amendment”). Section 28.1 of the Lease Agreement provides that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Capital One Credit Agreement related thereto, including specifically without limitation the defined terms contained in Section 1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants) may only be amended or replaced with the written consent of the Majority Lenders. By their execution of this Consent Letter, each of the parties hereto consents to the amendments and modifications in the Amendment and such amendments and modifications shall be incorporated into and effective with respect to the Incorporated Representations and Warranties and the Incorporated Covenants (as applicable).

     The effectiveness of this Consent Letter is subject to (i) receipt by the Agent of counterparts of this Consent Letter duly executed by the Lessee, the Owner Trustee and the Majority Lenders, and (ii) the prior or simultaneous effectiveness of the Amendment.

     The Lessee hereby represents and warrants that (i) the Incorporated Representations and Warranties are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) all other representations and warranties contained in Sections 7.3, 8.1, 8.2 and 8.3 of the Participation Agreement were true and accurate as of May 31, 2002 as if made on May 31, 2002, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (iii) no event or condition exists, or would result from the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iv) each Operative Agreement to which such Person is a party remains in full force and effect with respect to it, and (v) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty.

     THIS CONSENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     Any provision of this Consent Letter that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Consent Letter, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

     This Consent Letter may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart by telecopy shall be effective as an original. Delivery of an executed counterpart of a signature page hereto by telecopier or any similar method shall be effective as delivery of a manually executed counterpart hereto.

     Except as modified hereby, all of the terms and provisions of each Operative Agreement shall remain in full force and effect.

     Please acknowledge your agreement and consent to the foregoing by signing this letter as indicated below.

Sincerely,

BANK OF AMERICA, N.A., as the Agent

By:
Name:
Title:

[Acknowledgment Pages to Follow]

ACCEPTED AND AGREED:

CAPITAL ONE REALTY, INC., as Construction Agent and as Lessee

By:
Name:
Title:

CAPITAL ONE BANK, as Guarantor

By:
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly, First Security Bank, National Association), not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

FIRST NATIONAL BANK OF CHICAGO, as a Lender

By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, First Union National Bank), as a Lender

By:
Name:
Title:

BMO GLOBAL CAPITAL SOLUTIONS, INC., as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:
Name:
Title:

KBC BANK N.V., as a Lender

By:
Name:
Title:

CREDIT LYONNAIS - NY BRANCH, as a Lender

By:
Name:
Title:

[Signature pages end]

Exhibit A

Amendment No. 2 to the Capital One Credit Agreement